UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-6275

T. Rowe Price Balanced Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1: Report to Shareholders

Balanced Fund	December 31, 2009

The views and opinions in this report were current as of December 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

U.S. stocks gained in the second half of 2009, extending the remarkable rally that began in early March. It was the best year for U.S. equities since 2003. Share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs that it was emerging from the longest and deepest recession since the Great Depression.

PERFORMANCE REVIEW

Your fund returned 17.07% in the last six months and 28.28% for the one-year period ended December 31, 2009. As shown in the Performance Comparison table, the fund surpassed the Lipper Balanced Funds Index and the Morningstar Moderate Target Risk Index for both periods. Strong stock selection was the primary contributor to portfolio outperformance.

Please note some important changes to the portfolio’s performance benchmarks. Due to the discontinuation of the Merrill Lynch-Wilshire Capital Market Index on June 30, 2009, we have replaced it with the Morningstar Moderate Target Risk Index. As a result, we have created a linked performance benchmark that combines data from the Merrill Lynch index before its discontinuation and the Morningstar index for the remainder of the period.

MARKET ENVIRONMENT

Global equity markets continued to recover from the sharp sell-off that began in 2008, as aggressive monetary and stimulus measures enabled banks and companies to repair their balance sheets. Markets looked considerably healthier than one year ago, with the broad S&P 500 Index climbing 26.46% in the last year.

While many investors remained wary of equities, investment psychology appeared to shift from the general fear of experiencing losses to the fear of missing out on gains. With the investment environment assuming a more positive tone, riskier asset classes performed best in recent months. Credit spreads have continued narrowing in the bond markets, and overall liquidity has improved. As their losses on bad loans moderated and as their balance sheets began to improve, several of the largest financial institutions began to repay funds loaned to them at the height of the financial crisis through the Treasury’s Troubled Asset Relief Program. But problems persisted at several large institutions, suggesting that while a major financial collapse had been averted, many vexing problems remained.

Unemployment climbed throughout the last six months, and with 100,000 new jobs needed every month just to absorb new workers into the job force, it seemed likely that the jobless rate would remain extraordinarily high for some time. However, consumer confidence has gradually improved, and while housing prices weakened further, there were signs of stabilization and even price increases in several leading markets.

U.S. stocks gained in the second half of 2009 amid improved investor sentiment. Large-cap shares slightly trailed their small-cap peers, but mid-cap stocks trumped both segments. As measured by various Russell indexes, value stocks narrowly outpaced growth stocks among large-cap shares, but growth stocks trumped value stocks in the small-cap and mid-cap universe. In the large-cap universe, shares of information technology companies produced superior returns, thanks to attractive valuations, aggressive cost-cutting, cash-rich balance sheets, and revenues that were not as bad as feared. Consumer discretionary and industrials and business services stocks also did very well, as investors anticipated that these sectors would benefit substantially from an economic recovery, while materials stocks climbed with commodity prices. Utilities and telecommunication services—two sectors often perceived as relatively safe havens in an economic downturn—lagged with modest gains.

Domestic bonds were positive in the last six months as credit market conditions continued to improve and money market yields near 0% prompted yield-hungry investors to seek riskier securities with an income advantage. High yield bonds fared best and produced excellent returns as credit spreads narrowed significantly, but investment-grade corporate bonds also did well. Asset-backed securities—which are backed by credit card, auto loan, or other debt payments—benefited from increased demand through the Federal Reserve’s Term Asset-Backed Securities Loan Facility. Municipal bonds and agency mortgage-backed securities lagged with milder gains. U.S. Treasury securities were mostly flat as longer-term interest rates rose amid signs of an economic recovery and heavy new issuance. The Barclays Capital U.S. Aggregate Index, which measures the performance of domestic taxable investment-grade bonds, returned 3.95%.

Non-U.S. stocks in developed markets slightly trailed U.S. shares in the second half of 2009 as a late-year rally in the U.S. dollar versus other currencies dampened returns in dollar terms. Shares in Europe fared well, but Japanese shares trailed significantly. Emerging markets outperformed developed markets, led by equities in Latin America and emerging Europe. The MSCI EAFE Index, which measures the performance of mostly large-cap equities in Europe, Australasia, and the Far East, returned about 22% versus about 31% for the MSCI Emerging Markets Index.

ASSET ALLOCATION STRATEGY

In the last six months, we have reduced our position in growth stocks, which are now neutral with value shares. Our view is that while growth stocks with consistent and strong earnings remain inexpensive relative to their historical values, the value segment could benefit as corporate earnings prospects begin to turn up from their low levels. We have seen some evidence of that trend lately. Non-U.S. equity markets also remain attractive.

We have increased our weighting in high yield relative to investment-grade bonds given a gradually improving economy and expectations for a lower default rate. Technical factors have also improved. We continue to rely on the fundamental credit research of our high yield team in the security selection process, particularly in the context of uncertainty in the current environment.

PORTFOLIO REVIEW

Domestic Stocks
Performance in the past six months was driven by a sharp recovery in the stocks in several sectors, including information technology, consumer discretionary, financials, and health care. As investors became more comfortable that the global economy was recovering, and that some of the regulatory changes might not be as onerous as feared, our holdings in various industries performed well.

The information technology (IT) sector was the portfolio’s largest contributor in the second half of 2009. Our holdings in computers and peripherals were especially beneficial as Apple continued to generate impressive revenues and better-than-expected earnings margins thanks to record sales for Mac computers and iPhones. Despite recent gains in market share and high investor expectations, we believe there are further growth opportunities in the PC and smartphone markets. In addition, our positions in Internet software and services, as well as an overweight versus the Russell index, helped sector performance. Google was boosted by growth in the global advertising market. The company reported solid growth in revenue and profits, and we believe that the leading search engine will be further aided by an economic recovery. Google stands to benefit from growth initiatives in display and mobile. Marvell Technology Group, the maker of chips for computers and mobile phones, delivered excellent results due to tighter cost controls.

The company reported strong revenue growth for two quarters in succession and raised its earnings guidance, citing increasing growth in its mobile and wireless end markets. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

We believe IT offers superior long-term growth prospects compared with other sectors because of the rising availability of wireless Internet and the growing popularity of smartphones and other devices that broaden the appeal of mobile computing. Our holdings are concentrated in Internet software and services, computers and peripherals, and IT services.

Consumer discretionary stocks benefited broadly from the improving economic outlook. Amazon.com was the second-best contributor in the second half and for the year. The most recent quarterly results exceeded estimates by a considerable margin. Amazon is taking substantial market share within the rapidly growing Internet retailing category in part due to its free shipping program for frequent customers, large third-party sales effort, and excellent customer service. Its Kindle electronic book reader and online book offerings are selling briskly. Priceline.com and Expedia, the leading online travel companies, continue to prosper despite a decline in overall consumer travel. Both have low-cost models (particularly Priceline thanks to its low-bid model) that resonate with consumers seeking to stretch their travel dollars. Several of our traditional retailers, such as Kohl’s and Bed Bath & Beyond, performed relatively well in the downturn, are taking market share, and generated strong results as consumer spending recovered. Media companies, including Discovery Communications, Time Warner, and Walt Disney also generated strong performance as consumer confidence and advertising improved. An increase in discretionary purchasing activity and travel also benefited Starbucks and Marriott.

After a remarkable rebound earlier in the year, financials stocks were inconsistent fourth-quarter performers, but several stocks generated solid second-half results. Franklin Resources, the mutual fund giant, utilized its strong position in emerging markets and fixed income investing to drive solid profitability and was among our top contributors in the second half and for the year.

Goldman Sachs, another strong 6- and 12-month contributor, staged a steady but powerful recovery, more than tripling off its lows. The company, along with several other investment banks, has come under scrutiny for its compensation practices—forcing many of its top executives to take bonuses in restricted stock rather than in cash this year. We continue to believe the company’s management, culture, capital position, and earnings power compare favorably with peers. American Express also showed remarkable resilience, and its stock rose sharply in the past six months as consumers began to spend more freely. Expense discipline and credit underwriting have been impressive relative to most peers and reflect the company’s strong management. JPMorgan Chase was our best performer in the diversified financial services segment. Its financial strength was instrumental in helping stabilize financial markets. Although its compensation practices also have been scrutinized, we believe its management and operations will continue to be viewed favorably.

International Stocks
Non-U.S. markets continued their recovery from the stock market collapse, as investors appeared to believe that the worst of the world’s financial crisis was over and the global economy was in recovery. Concerns about the global economy and the worldwide financial system eased during the summer and early fall, and investors increased their appetite for risk. Emerging markets advancing sharply. China, Brazil, and other emerging markets benefited from aggressive stimulus measures enacted by their governments and the prevailing view among investors that stock markets in these countries suffered inequitably from the sell-off of 2008–09. Major European stock markets experienced steep rallies. Many markets—including those with deeply troubled economies such as Spain and Ireland—posted double-digit returns. The only exceptions were Finland and Greece, which suffered a financial crisis after the new government announced that its fiscal deficits were much larger than previously reported and the European Central Bank said it would no longer provide emergency credit to cover the deficits. Developed Asian markets had their best performance since 2003, even after taking into account Japan’s anemic gain. Resource-rich Australia led the Pacific markets.

During the period, the fund benefited from a cyclical recovery, with information technology and consumer discretionary sectors showing renewed health. Financials had a strong showing, with commercial banks registering decent gains. Among financials, Banco Santander (Spain) generated strong returns. Standard Chartered (U.K.) was also a solid performer and is a good example of a company based in a mature market that generates a significant portion of its revenue in developing markets. The multinational corporation provides commercial banking services to companies and institutions in Asia, Africa, Europe, the Middle East, and the Americas. China Citic Bank and BNP Paribas turned in strong performances, while Barclays posted negative returns for the period.

IT was the fund’s top performer as our global portfolio produced solid returns amid renewed business and consumer spending. Tencent Holdings, the operator of China’s largest online messaging community, rose steadily during the period as the company posted impressive revenue growth driven by a successful gaming business. Baidu, which had been a strong contributor in the first half of the year, generated more modest second-half results. ASML, a semiconductor manufacturer, produced decent returns.

Within the consumer discretionary sector, the standout performers were Liberty Global (United States), Jupiter Telecommunications (Japan), and WPP (United Kingdom). Liberty Global is an international media company, one of the largest broadband providers outside the U.S., and one of the largest cable operators in several countries across Europe and the Pacific Rim. We like the company because it consistently generates strong free cash flow and its management team has a solid record of deploying the cash wisely or returning it to shareholders. One of Liberty Global’s biggest international holdings is Jupiter Telecom, Japan’s leading cable provider. It also sells subscription television services, VOIP and wireless telephone services, and broadband Internet access. We think Jupiter’s growth prospects will improve in 2010, unlocking value that is not yet reflected in its share price. WPP is a media and advertising Goliath. The company operates as four divisions, but about half of the firm’s revenues are generated by its advertising and media investment management business. We think WPP’s businesses were showing significant improvement toward the end of 2009, and the companies can generate improving profit margins and double-digit earnings growth. We added one new holding in the media segment during the past six months: British Sky Broadcasting. Although we had a modest loss on the position for the period, we are excited about the company’s growth potential. We think that Sky will report significant earnings gains and profit margin expansion in coming quarters.

Domestic Bonds
Despite ending on a weak note, bonds recorded a decent overall gain in the second half of the year. All major categories advanced, but gains were much stronger among credit-sensitive issues, which benefited from optimism that a recovering economy would lead to healthier balance sheets. Longer-term government bonds recorded more modest gains as investors worried that the recovery would result in higher inflation and interest rates. Although it reversed course at the end of the period, the U.S. dollar declined against other major currencies, which boosted gains for investors in bonds from developed markets overseas. Investors in dollar-denominated emerging markets fared very well as rising commodity prices and other factors led to strong recoveries in many developing economies.

The Treasury yield curve, which is a graphic depiction of the relationship between the yields and maturities of government bonds, steepened during the last six months as short-term yields remained stuck at historically low levels, while long-term yields rose. Expectations of lower default rates have prompted us to retain a higher allocation to high yield bonds relative to investment-grade corporate bonds.

OUTLOOK

Global stock and bond markets have recovered sharply over the last year, an indication that economic fundamentals have improved. The fears of 2008 and 2009 have given way to a more stable environment in the new decade. Signs of growth, though uneven, are unmistakable, from increased spending among companies and consumers to improved consumer growth. However, it remains to be seen whether economies are strong enough to gain traction in the absence of artificially low interest rates, vast amounts of liquidity created by central banks, and massive stimulus measures. While companies have benefited from extensive cost-cutting, they cannot cut their way to prosperity. A resumption of durable, sustainable growth will be necessary to further boost markets in developed countries.

This period of economic disparity and uncertainty emphasizes the benefits of strong fundamental research in security selection to help identify companies with seasoned management teams and the best positioning to weather continued strains. We believe our investment approach, which incorporates a disciplined strategy, broad diversification, and a long-term focus, should serve shareholders’ long-term interests well regardless of short-term economic conditions and market volatility.

Respectfully submitted,

Edmund M. Notzon III
Chairman of the fund’s Investment Advisory Committee

January 19, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, currency fluctuations, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Combined index portfolio: An unmanaged portfolio of 52% domestic stocks (S&P 500 Index), 35% bonds (Barclays Capital U.S. Aggregate Index), and 13% international stocks (MSCI EAFE Index).

Linked performance benchmark: A custom benchmark that reflects the performance of the Merrill Lynch-Wilshire Capital Market Index through June 30, 2009, and the performance of the Morningstar Moderate Target Risk Index from July 1, 2009, through the end of the reporting period.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000, Merrill Lynch High Yield II, and Domestic Master indexes. This index was discontinued on June 30, 2009.

Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

MSCI EAFE Index: An index that’s widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world excluding the U.S. and Canada, is listed in local currency, and includes the reinvestment of dividends.

S&P 500 Index: An index that tracks the stocks of 500 mostly large U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE					
Beginning of period	$ 14.05	$ 20.60	$ 21.29	$ 19.77	$ 19.70
Investment activities					
Net investment income	0.40(1)	0.50(1)	0.59(1)	0.53(1)	0.49(1)
Net realized and unrealized gain (loss)	3.52	(6.27)	0.90	2.12	0.57
Total from investment activities	3.92	(5.77)	1.49	2.65	1.06
Distributions					
Net investment income	(0.41)	(0.49)	(0.60)	(0.53)	(0.49)
Net realized gain	–	(0.29)	(1.58)	(0.60)	(0.50)
Total distributions	(0.41)	(0.78)	(2.18)	(1.13)	(0.99)
NET ASSET VALUE					
End of period	**$ 17.56**	**$ 14.05**	**$ 20.60**	**$ 21.29**	**$ 19.77**

Ratios/Supplemental Data

Total return(2)	**28.28%(1)**	**(28.43)%(1)**	**7.18%(1)**	**13.73%(1)**	**5.52%(1)**
Ratio of total expenses to average net assets	0.69%(1)	0.67%(1)	0.64%(1)	0.66%(1)	0.69%(1)
Ratio of net investment income to average net assets	2.57%(1)	2.78%(1)	2.71%(1)	2.60%(1)	2.49%(1)
Portfolio turnover rate	43.1%	58.2%	60.4%	42.4%	27.3%
Net assets, end of period (in millions)	$ 2,657	$ 2,097	$ 3,201	$ 2,893	$ 2,494

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 7. Excludes expenses permanently waived of 0.02%, 0.02%, 0.02%, 0.02%, and 0.02%, of average net assets for the years ended 12/31/09, 12/31/08, 12/31/07, 12/31/06, and 12/31/05, respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 64.7%		
CONSUMER DISCRETIONARY 9.0%		
Auto Components 0.2%		
Aisin Seiki (JPY)	41,700	1,192
Autoliv, GDR (SEK)	24,807	1,097
GKN (GBP) (1)	524,513	977
Johnson Controls	38,200	1,040
Koito Manufacturing (JPY) (2)	55,000	876
		5,182
Automobiles 0.5%		
BMW (EUR)	42,182	1,918
Ford Motor (1)	46,100	461
Harley-Davidson (2)	144,700	3,647
Honda (JPY)	55,700	1,883
Toyota Motor (JPY)	139,000	5,840
		13,749
Distributors 0.1%		
Genuine Parts	4,800	182
Jardine Cycle & Carriage (SGD)	66,000	1,260
		1,442
Diversified Consumer Services 0.3%		
Apollo Group, Class A (1)	21,900	1,327
Benesse Holdings (JPY)	41,200	1,723
DeVry	2,300	130
H&R Block	197,900	4,476
		7,656
Hotels, Restaurants & Leisure 1.3%		
Carnival (1)	68,400	2,168
Compass Group (GBP)	222,393	1,588
International Game Technology	174,600	3,277
Marriott, Class A (2)	190,998	5,205
McDonald's	118,903	7,424

MGM Mirage (1)(2)	367,516	3,352
Mitchells & Butlers (GBP) (1)	254,357	1,010
Starbucks (1)	273,800	6,314
Starwood Hotels & Resorts Worldwide (2)	8,800	322
Wynn Macau (HKD) (1)(2)	448,400	547
Wynn Resorts (2)	15,100	879
Yum! Brands	112,400	3,931
		36,017
Household Durables 0.4%		
D. R. Horton (2)	18,700	203
Fortune Brands	107,900	4,662
Lennar, Class A (2)	14,900	190
Makita (JPY)	24,400	830
Newell Rubbermaid (2)	188,400	2,828
Sony, ADR	75,300	2,184
		10,897
Internet & Catalog Retail 1.2%		
Amazon.com (1)	167,200	22,492
Brown Group (GBP)	307,699	1,223
Expedia (1)(2)	150,700	3,874
Liberty Media Interactive, Class A (1)	57,000	618
priceline.com (1)(2)	16,300	3,561
		31,768
Leisure Equipment & Products 0.1%		
Hasbro (2)	21,900	702
Nikon (JPY)	62,500	1,233
		1,935
Media 2.4%		
Aegis Group (GBP)	359,260	687
British Sky Broadcasting (GBP)	146,200	1,317
Cablevision, Class A	294,000	7,591

DIRECTV (1)	14,400	480
Discovery Communications, Class A (1)(2)	97,550	2,992
Discovery Communications, Class C (1)	340,100	9,019
Informa (GBP)	107,997	552
Jupiter Telecommunications (JPY)	2,616	2,592
Lamar Advertising (1)(2)	8,000	249
Liberty Media Capital, Class A (1)	133,200	3,181
Liberty Media Starz, Series A (1)(2)	14,030	648
McGraw-Hill	113,022	3,787
News Corp, Class A	31,700	434
Omnicom	21,343	836
Sanoma (EUR) (2)	87,833	1,971
Television Broadcasts (HKD)	158,000	757
Time Warner	391,567	11,410
Time Warner Cable, Class A	170,093	7,040
Walt Disney	212,781	6,862
WPP (GBP)	146,441	1,430
		63,835
Multiline Retail 0.6%		
Dollar Tree (1)(2)	13,700	662
Kohl's (1)	237,100	12,787
PPR (EUR)	21,812	2,613
		16,062
Specialty Retail 1.5%		
AutoZone (1)	6,500	1,027
Bed Bath & Beyond (1)	312,500	12,072
CarMax (1)(2)	15,500	376
Esprit Holdings (HKD) (2)	215,085	1,415
GAP	109,800	2,300
Home Depot	331,200	9,582
Inditex (EUR)	25,994	1,611
Lowe's	279,500	6,537

O'Reilly Automotive (1)(2)	53,400	2,036
Sherwin-Williams (2)	40,400	2,491
TJX	38,000	1,389
		40,836

Textiles, Apparel & Luxury Goods 0.4%

Adidas (EUR)	44,531	2,404
Cie Financ Richemont (CHF)	103,700	3,470
Coach	29,400	1,074
Nike, Class B	39,800	2,630
		9,578
Total Consumer Discretionary		238,957

CONSUMER STAPLES 4.6%

Beverages 0.9%

Coca-Cola	105,861	6,034
Compania Cervecerias Unidas, ADR	30,700	1,198
Kirin Holdings (JPY)	90,000	1,435
Pepsi Bottling Group	9,400	352
PepsiCo	166,279	10,110
Pernod-Ricard (EUR) (2)	38,275	3,285
		22,414

Food & Staples Retailing 1.1%

Costco Wholesale	6,300	373
CVS Caremark	163,878	5,278
FamilyMart (JPY) (2)	52,600	1,550
Sysco	36,867	1,030
Tesco (GBP)	786,125	5,401
Wal-Mart	258,576	13,821
Walgreen	59,938	2,201
Whole Foods Market (1)(2)	14,200	390
		30,044

Food Products 1.0%		
Archer-Daniels-Midland	18,400	576
Campbell Soup	36,500	1,234
Dairy Crest (GBP)	221,095	1,294
General Mills	8,800	623
Goodman Fielder (AUD)	614,636	895
House Foods (JPY)	51,100	726
J.M. Smucker (2)	6,557	405
Kellogg	38,600	2,054
Kraft Foods, Class A	124,334	3,379
Nestle (CHF)	202,458	9,836
Sara Lee	155,100	1,889
Unilever (GBP)	98,730	3,160
		26,071
Household Products 0.9%		
Clorox	22,900	1,397
Colgate-Palmolive	10,400	854
Kimberly-Clark	106,305	6,773
Procter & Gamble	239,348	14,512
		23,536
Personal Products 0.2%		
Avon	66,300	2,088
Kobayashi Pharmaceutical (JPY) (2)	26,100	1,044
L'Oreal (EUR)	27,203	3,020
		6,152
Tobacco 0.5%		
Altria Group	235,695	4,627
Philip Morris International	176,195	8,491
		13,118
Total Consumer Staples		121,335

ENERGY 6.9%

Energy Equipment & Services 1.8%

Baker Hughes (2)	99,706	4,036
BJ Services	253,000	4,706
Cameron International (1)	61,900	2,587
China Oilfield Services, H Shares (HKD) (2)	932,000	1,110
Diamond Offshore Drilling (2)	3,300	325
FMC Technologies (1)	72,094	4,170
Fugro, GDS (EUR)	15,390	879
Halliburton	17,200	518
Modec (JPY)	34,900	662
Saipem (EUR)	67,566	2,321
Schlumberger	322,946	21,021
Smith International	138,200	3,755
Subsea 7 (NOK) (1)(2)	123,500	2,054
		48,144

Oil, Gas & Consumable Fuels 5.1%

Beach Energy (AUD)	1,660,717	1,367
BG Group (GBP)	85,948	1,539
BP (GBP)	189,860	1,836
BP, ADR	114,900	6,661
Cabot Oil & Gas	14,900	650
Chevron	142,400	10,963
ConocoPhillips	84,900	4,336
CONSOL Energy (2)	104,600	5,209
Devon Energy	14,300	1,051
EOG Resources	89,100	8,669
ExxonMobil	292,198	19,925
Hess	16,000	968
Massey Energy (2)	4,500	189
Murphy Oil	135,860	7,364
Newfield Exploration (1)	28,100	1,355

Occidental Petroleum	32,800	2,668
Peabody Energy	21,300	963
Petroleo Brasileiro, ADR	36,500	1,547
Range Resources (2)	10,500	523
Royal Dutch Shell, ADR, A Shares	125,400	7,538
Royal Dutch Shell, ADR, B Shares	114,700	6,668
Royal Dutch Shell, B Shares (GBP)	14,309	417
Southwestern Energy (1)	112,200	5,408
Spectra Energy	416,600	8,545
Statoil ASA (NOK)	329,350	8,215
Statoil ADR (2)	47,800	1,191
Suncor Energy	106,600	3,764
Sunoco (2)	126,300	3,296
Total, ADR	124,200	7,954
Valero Energy	32,200	539
Williams Companies	55,300	1,166
XTO Energy	43,900	2,043
		134,527
Total Energy		182,671

FINANCIALS 11.5%

Capital Markets 3.0%

Ameriprise Financial	192,006	7,454
Bank of New York Mellon	56,701	1,586
BlackRock (2)	4,100	952
Charles Schwab	213,800	4,024
Close Brothers Group (GBP)	62,356	690
Credit Suisse (CHF)	45,400	2,236
Deutsche Bank (EUR) (2)	28,752	2,026
Franklin Resources	90,139	9,496
Goldman Sachs	115,496	19,500
Invesco	113,700	2,671
Janus Capital Group (2)	38,600	519

Lazard	151,400	5,749
Macquarie Group (AUD)	44,632	1,911
Morgan Stanley	301,346	8,920
Northern Trust	64,500	3,380
State Street	152,700	6,648
TD Ameritrade Holding (1)	52,100	1,010
		78,772

Commercial Banks 3.2%

Allied Irish Banks (EUR) (1)	272,823	475
Australia & New Zealand Banking (AUD)	176,903	3,599
Banco Santander (EUR)	255,447	4,197
Barclays, ADR (2)	202,875	3,571
BNP Paribas (EUR)	55,078	4,346
China Citic Bank (HKD)	4,120,000	3,485
DBS Group (SGD)	212,000	2,305
DNB Holdings (NOK) (1)(2)	287,302	3,119
Erste Group Bank (EUR)	30,500	1,131
Fifth Third Bancorp	133,500	1,302
First Horizon National (2)	364,727	4,887
Intesa Sanpaolo (EUR) (1)	515,498	2,310
KeyCorp	719,700	3,994
Marshall & Ilsley (2)	74,399	405
Mitsubishi UFJ Financial (JPY)	277,100	1,357
National Bank of Greece (EUR) (1)	37,200	949
Nordea Bank (SEK) (2)	225,373	2,283
PNC Financial Services Group	40,600	2,143
Regions Financial (2)	101,200	535
Societe Generale (EUR)	40,117	2,776
Standard Chartered (GBP)	183,527	4,596
Sumitomo Trust & Banking Company (JPY)	323,000	1,570
SunTrust (2)	134,400	2,727
Swedbank (SEK)(1)	261,446	2,601
The Bank of Yokohama (JPY)	282,000	1,277

U.S. Bancorp	358,200	8,063
Wells Fargo	557,503	15,047
		85,050
Consumer Finance 0.7%		
American Express	332,801	13,485
SLM Corporation (1)	442,300	4,985
		18,470
Diversified Financial Services 2.1%		
Bank of America	1,200,554	18,080
Citigroup	881,868	2,919
CME Group	3,700	1,243
Deutsche Boerse (EUR)	18,261	1,518
ING Groep, GDS (EUR) (1)	83,129	804
IntercontinentalExchange (1)	36,300	4,076
JPMorgan Chase	559,610	23,319
Moody's (2)	17,300	464
NASDAQ OMX Group (1)(2)	7,400	147
NYSE Euronext	92,600	2,343
		54,913
Insurance 1.8%		
AFLAC	105,100	4,861
Allstate	19,700	592
Aon	167,400	6,418
Assurant	15,300	451
AXA (EUR)(2)	158,812	3,756
Berkshire Hathaway, Class A (1)	23	2,282
Chubb	24,300	1,195
Genworth Financial, Class A (1)	26,700	303
Hartford Financial Services	11,600	270
Lincoln National	14,700	366
Loews	19,300	701
Marsh & McLennan	172,200	3,802

HEALTH CARE 7.5%

Biotechnology 1.2%

Amgen (1)	149,801	8,474
Biogen Idec (1)	14,200	760
Celgene (1)	144,100	8,023
Cephalon (1)(2)	4,500	281
CSL (AUD)	81,183	2,362
Gilead Sciences (1)	221,600	9,591
Vertex Pharmaceuticals (1)(2)	46,100	1,975
		31,466

Health Care Equipment & Supplies 1.4%

Alcon	3,000	493
Baxter International	50,747	2,978
Boston Scientific (1)	62,100	559
C.R. Bard	8,400	654
CareFusion (1)	169,436	4,238
Covidien	142,701	6,834
Dentsply International (2)	12,700	447
Elekta, B Shares (SEK)	113,230	2,698
Hospira (1)	6,000	306
Intuitive Surgical (1)(2)	13,200	4,004
Medtronic	194,465	8,552
St. Jude Medical (1)	68,300	2,512
Stryker (2)	59,000	2,972
Terumo (JPY)	25,300	1,514
		38,761

Health Care Providers & Services 1.8%

Aetna	21,100	669
Cardinal Health	113,072	3,645
CIGNA	123,300	4,349
DaVita (1)	10,400	611

Express Scripts (1)	117,200	10,132
Humana (1)	11,400	500
McKesson	100,800	6,300
Medco (1)	216,380	13,829
Tenet Healthcare (1)	72,100	389
UnitedHealth Group	46,850	1,428
WellPoint (1)	85,900	5,007
		46,859
Health Care Technology 0.1%		
Cerner (1)(2)	20,200	1,665
		1,665
Life Sciences Tools & Services 0.1%		
Life Technologies (1)	13,100	684
Thermo Fisher Scientific (1)	10,100	482
Waters Corporation (1)	7,000	434
		1,600
Pharmaceuticals 2.9%		
Abbott Laboratories	64,900	3,504
Allergan	123,300	7,769
Astellas Pharma (JPY)	28,000	1,043
Bristol Myers Squibb (2)	97,681	2,467
Chugai Pharmaceutical (JPY)	41,400	771
Eli Lilly	45,200	1,614
GlaxoSmithKline (GBP)	64,784	1,372
GlaxoSmithKline, ADR (2)	98,400	4,158
Johnson & Johnson	227,792	14,672
Merck	301,844	11,030
Pfizer	651,359	11,848
Roche Holding - Genusscheine (CHF)	40,856	6,950
Rohto Pharmaceutical (JPY)	76,000	875
Sanofi-Aventis (EUR)	71,195	5,581
Shire, ADR (2)	21,300	1,250

Building Products 0.0%		
Masco (2)	51,191	707
		707
Commercial Services & Supplies 0.4%		
Cintas (2)	14,000	364
Republic Services	210,975	5,973
Stericycle (1)(2)	14,500	800
Waste Management (2)	55,400	1,873
		9,010
Construction & Engineering 0.3%		
Bouygues (EUR) (2)	51,013	2,660
Carillion (GBP)	304,948	1,492
China Railway Construction, H Shares (HKD)	1,360,500	1,731
Fluor	14,000	631
Foster Wheeler (1)	11,800	347
Quanta Services (1)(2)	6,100	127
		6,988
Electrical Equipment 0.5%		
ABB (CHF)	67,936	1,299
Alstom (EUR)	38,062	2,645
Cooper Industries	18,100	772
Emerson Electric	23,000	980
Mitsubishi Electric (JPY)	420,000	3,101
Prysmian (EUR)	97,426	1,705
Rockwell Automation (2)	64,900	3,049
		13,551
Industrial Conglomerates 1.6%		
3M	182,100	15,054
DCC (EUR)	96,570	2,697
GE	890,401	13,472
Hutchison Whampoa (HKD)	196,000	1,342

Trading Companies & Distributors 0.3%

Fastenal (2)	33,400	1,391
Mitsubishi Corporation (JPY)	118,000	2,934
Mitsui (JPY)	192,000	2,718
W. W. Grainger (2)	100	9
		7,052
Total Industrials & Business Services		171,603

INFORMATION TECHNOLOGY 12.0%

Communications Equipment 1.4%

Alcatel-Lucent (EUR) (1)	514,930	1,725
Alcatel-Lucent, ADR (1)(2)	620,300	2,059
Cisco Systems (1)	388,775	9,307
JDS Uniphase (1)	66,600	549
Juniper Networks (1)	369,500	9,855
Motorola (1)	107,471	834
QUALCOMM	295,195	13,656
		37,985

Computers & Peripherals 2.7%

Apple (1)	181,800	38,334
Dell (1)	348,700	5,007
EMC (1)	156,700	2,738
Hewlett-Packard	132,721	6,836
IBM	137,999	18,064
NetApp (1)(2)	16,700	574
SanDisk (1)(2)	11,200	325
Wacom (JPY)(2)	539	1,167
		73,045

Electronic Equipment, Instruments & Components 0.6%

Agilent Technologies (1)	21,300	662
Corning	60,200	1,162

Office Electronics 0.1%		
Canon (JPY)	59,300	2,507
		2,507
Semiconductor & Semiconductor Equipment 1.9%		
Advanced Micro Devices (1)	61,000	591
Altera	93,700	2,121
Analog Devices	124,900	3,944
Applied Materials	93,775	1,307
ASML (EUR)	57,336	1,950
Broadcom, Class A (1)(2)	124,400	3,912
Intel	444,200	9,062
KLA-Tencor	10,600	383
Marvell Technology Group (1)	388,500	8,061
MEMC Electronic Materials (1)	11,300	154
Micron Technology (1)(2)	67,500	713
National Semiconductor (2)	70,200	1,078
NVIDIA (1)(2)	32,800	613
Samsung Electronics (KRW)	1,869	1,277
Sumco (JPY) (2)	97,600	1,717
Taiwan Semiconductor (TWD)	934,969	1,876
Texas Instruments	273,000	7,114
Xilinx	198,899	4,984
		50,857
Software 2.1%		
Adobe Systems (1)	15,900	585
Autodesk (1)	127,100	3,229
Autonomy (GBP) (1)	45,300	1,104
CA	84,400	1,896
Electronic Arts (1)(2)	123,780	2,197
Intuit (1)	56,100	1,723
McAfee (1)	141,500	5,741
Microsoft	1,175,527	35,842

Nintendo (JPY)	6,100	1,446
Red Hat (1)	33,300	1,029
Salesforce.com (1)(2)	4,500	332
		55,124
Total Information Technology		319,188

MATERIALS 2.8%

Chemicals 1.2%

Air Water (JPY)	74,000	871
Asahi Kasei (JPY)	235,000	1,174
BASF (EUR)	45,191	2,803
Dow Chemical	22,311	617
DuPont	164,319	5,533
Ecolab	1,800	80
Hitachi Chemical (JPY)	55,600	1,119
Monsanto	67,800	5,543
Potash Corporation of Saskatchewan	3,100	336
Praxair	92,400	7,421
Sigma Aldrich (2)	3,200	162
Syngenta (CHF)	7,684	2,153
Tosoh (JPY) (2)	223,000	614
Umicore (EUR)	49,889	1,661
Wacker Chemie (EUR)	14,749	2,572
		32,659

Construction Materials 0.1%

Boral (AUD)	132,010	698
CEMEX, Equity Units (MXN)	542,692	643
Vulcan Materials (2)	14,600	769
		2,110

Metals & Mining 0.9%

Alcoa	112,100	1,807

HEALTH CARE 0.1%		
Health Care Equipment & Supplies 0.1%		
Fresenius SE (EUR)	35,783	2,558
Total Health Care		2,558
Total Preferred Stocks (Cost $3,551)		3,954
CONVERTIBLE PREFERRED STOCKS 0.3%		
FINANCIALS 0.3%		
Commercial Banks 0.1%		
Fifth Third Bancorp	27,000	3,227
		3,227
Diversified Financial Services 0.2%		
Bank of America (1)	267,000	3,984
Citigroup (1)	6,100	636
		4,260
Total Financials		7,847
INFORMATION TECHNOLOGY 0.0%		
Communications Equipment 0.0%		
Lucent Technologies	700	543
Total Information Technology		543
Total Convertible Preferred Stocks (Cost $6,528)		8,390
CONVERTIBLE BONDS 0.2%		
Alcoa, 5.25%, 3/15/14	506,000	1,320
Ford Motor, 4.25%, 12/15/36	450,000	571
International Game Technology, 3.25%, 5/1/14 (3)	624,000	763

Newell Rubbermaid, 5.50%, 3/15/14	529,000	1,007
U.S. Steel, 4.00%, 5/15/14	262,000	495
Total Convertible Bonds (Cost $2,378)		4,156

CORPORATE BONDS 6.7%

Abbey National, 7.95%, 10/26/29	1,000,000	1,114
ACE INA Holdings, 5.90%, 6/15/19 (2)	335,000	362
Air Products & Chemicals, 4.15%, 2/1/13	300,000	311
Airgas, 4.50%, 9/15/14	235,000	239
Allegheny Energy Supply, 6.75%, 10/15/39 (3)	190,000	181
Allstate, 5.55%, 5/9/35	1,000,000	945
America Movil, 5.50%, 3/1/14	745,000	793
America Movil, 5.625%, 11/15/17	500,000	520
America Movil, 6.375%, 3/1/35	1,000,000	1,037
American Express Bank, 3.15%, 12/9/11 (4)	2,275,000	2,354
American Express Bank, 5.50%, 4/16/13	1,000,000	1,062
American Express Credit, 5.875%, 5/2/13	775,000	830
Ameriprise Financial, 5.35%, 11/15/10	12,000	12
Ameriprise Financial, 7.30%, 6/28/19	290,000	324
Anheuser-Busch InBev, 6.875%, 11/15/19 (3)	900,000	1,005
Arcelormittal, 5.375%, 6/1/13	1,100,000	1,154
Arden Realty, 5.25%, 3/1/15	225,000	232
AT&T Broadband, 8.375%, 3/15/13	830,000	956
AT&T Wireless, 8.125%, 5/1/12	3,000,000	3,388
AvalonBay Communities, 5.70%, 3/15/17	410,000	416
AvalonBay Communities, 5.75%, 9/15/16	530,000	544
Bank of America, 3.125%, 6/15/12 (2)(4)	2,300,000	2,387
Bank of America, 5.65%, 5/1/18	1,000,000	1,017
Bank of America Capital Trust VI, 5.625%, 3/8/35	1,000,000	800

Bank of New York Mellon, 5.45%, 5/15/19	1,450,000	1,521
Barclays Bank, 5.00%, 9/22/16	290,000	297
Barclays Bank, 5.20%, 7/10/14	560,000	596
Barrick Gold, 5.80%, 11/15/34	1,650,000	1,528
Baxter International, 5.375%, 6/1/18	500,000	531
BB&T, 4.75%, 10/1/12	935,000	975
Bell Atlantic Maryland, 8.00%, 10/15/29	100,000	106
Berkshire Hathaway Finance, 5.40%, 5/15/18 (2)	925,000	964
BHP Finance, 4.80%, 4/15/13	255,000	271
Black Hills, 9.00%, 5/15/14	675,000	772
BlackRock, 5.00%, 12/10/19 (2)	250,000	246
Boardwalk Pipelines, 5.50%, 2/1/17	1,380,000	1,377
Boston Properties, 5.00%, 6/1/15	100,000	99
Buckeye Partners, 5.50%, 8/15/19	715,000	708
Buckeye Partners, 6.05%, 1/15/18	300,000	309
Bunge Limited Finance, 5.10%, 7/15/15	1,145,000	1,134
Burlington Northern Railroad, ETC, 7.33%, 6/23/10	8,696	9
Burlington Northern Santa Fe, 5.65%, 5/1/17	460,000	489
Burlington Northern Santa Fe, 6.15%, 5/1/37 (2)	650,000	680
Canadian Natural Resources, 6.45%, 6/30/33	500,000	519
Canadian Pacific Railroad, 7.25%, 5/15/19	200,000	226
Capital One Bank, 6.50%, 6/13/13	475,000	509
Capital One Capital IV, VR, 6.745%, 2/17/37	1,000,000	830
Cardinal Health, 5.80%, 10/15/16	1,000,000	1,026
Caterpillar, 6.05%, 8/15/36	100,000	106
CenterPoint Energy Houston Electric, 5.70%, 3/15/13 (2)	1,000,000	1,067
Citigroup, 2.875%, 12/9/11 (4)	1,300,000	1,338
Citigroup, 5.50%, 8/27/12	1,000,000	1,039
Citigroup, 5.50%, 4/11/13	650,000	675

Citigroup, 5.85%, 7/2/13	1,300,000	1,359
Citigroup, 6.125%, 5/15/18	250,000	251
Citigroup, 8.50%, 5/22/19	700,000	811
Comcast, 5.70%, 5/15/18	250,000	264
Consolidated Natural Gas, 5.00%, 3/1/14	1,500,000	1,563
Consumers Energy, 4.00%, 5/15/10	1,000,000	1,012
Countrywide Financial, 6.25%, 5/15/16	708,000	722
Cox Communications, 6.25%, 6/1/18 (3)	300,000	317
Cox Communications, 7.125%, 10/1/12	850,000	941
Credit Suisse First Boston (USA), 7.125%, 7/15/32 (2)	750,000	882
Credit Suisse Guernsey, 5.86%, 5/29/49	500,000	444
Credit Suisse New York, 5.30%, 8/13/19	700,000	725
CSC Holdings, 8.50%, 4/15/14 (3)	475,000	506
Delhaize, 6.50%, 6/15/17	400,000	435
Deutsche Bank AG/London, 3.875%, 8/18/14	600,000	613
Developers Diversified Realty, 4.625%, 8/1/10	1,000,000	990
Diamond Offshore Drilling, 5.70%, 10/15/39	300,000	294
Diamond Offshore Drilling, 5.875%, 5/1/19	195,000	208
DirecTV Holdings, 4.75%, 10/1/14 (3)	240,000	244
Discover Financial Services, 10.25%, 7/15/19	800,000	927
Discovery Communications, 5.625%, 8/15/19	400,000	415
Duke Realty, 6.25%, 5/15/13	700,000	716
Dun & Bradstreet, 5.50%, 3/15/11	1,000,000	1,037
EDP Finance, 4.90%, 10/1/19 (3)	555,000	536
EI du Pont de Nemours, 5.00%, 1/15/13	500,000	538
Enbridge, 5.80%, 6/15/14	870,000	946
EnCana, 5.90%, 12/1/17	1,000,000	1,073
Energy East, 6.75%, 9/15/33	1,000,000	1,076
Entergy Louisiana, 5.40%, 11/1/24	155,000	151

Enterprise Products Operations, 5.60%, 10/15/14	1,000,000	1,070
Enterprise Products Operations, 6.30%, 9/15/17	195,000	211
EOG Resources, 6.875%, 10/1/18	500,000	584
ERAC USA Finance Company, 8.00%, 1/15/11 (3)	1,000,000	1,042
Express Scripts, 6.25%, 6/15/14	320,000	351
FPL Group Capital, 5.35%, 6/15/13	800,000	860
GATX, 5.50%, 2/15/12	325,000	336
GE Capital, 5.625%, 5/1/18	1,625,000	1,661
GE Capital, 5.90%, 5/13/14	920,000	1,002
GE Capital, 6.875%, 1/10/39	600,000	618
GE Global Insurance, 7.75%, 6/15/30	100,000	102
General Mills, 5.70%, 2/15/17	900,000	977
Goldman Sachs, 3.25%, 6/15/12 (2)(4)	1,250,000	1,300
Goldman Sachs, 5.625%, 1/15/17	1,200,000	1,234
Goldman Sachs, 6.00%, 5/1/14	245,000	269
Goldman Sachs, 6.15%, 4/1/18	600,000	642
Goldman Sachs, 6.75%, 10/1/37	700,000	720
Goldman Sachs Capital I, 6.345%, 2/15/34 (2)	1,025,000	956
Home Depot, 5.40%, 3/1/16	525,000	548
Hospitality Properties Trust, 7.875%, 8/15/14	575,000	595
HSBC Bank USA, 5.875%, 11/1/34 (2)	950,000	917
HSBC USA, 3.125%, 12/16/11 (2) (4)	2,300,000	2,381
Hyatt Hotels, 5.75%, 8/15/15 (3)	900,000	927
IBM, 6.50%, 1/15/28	100,000	110
International Lease Finance, 4.875%, 9/1/10	1,065,000	1,028
J.C. Penney, 9.00%, 8/1/12	500,000	556
Jefferies Group, 5.875%, 6/8/14	390,000	397
Jefferies Group, 6.25%, 1/15/36	1,250,000	991
JPMorgan Chase, 2.20%, 6/15/12 (4)	1,250,000	1,269

JPMorgan Chase, 4.65%, 6/1/14	800,000	844
JPMorgan Chase, 4.75%, 5/1/13	350,000	369
JPMorgan Chase, 5.75%, 1/2/13	1,200,000	1,291
JPMorgan Chase, 6.30%, 4/23/19	825,000	913
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	1,150,000	1,056
Kansas Gas & Electric, 6.70%, 6/15/19 (3)	280,000	308
Kinder Morgan Finance, 5.70%, 1/5/16	1,000,000	960
Kroger, 5.00%, 4/15/13	375,000	397
Lowe's, 5.50%, 10/15/35	800,000	780
Lubrizol, 5.50%, 10/1/14	1,000,000	1,065
Magellan Midstream Partners, 6.55%, 7/15/19	155,000	168
Manufacturers & Traders Trust, VR, 5.585%, 12/28/20	1,834,000	1,518
Marathon Oil, 6.00%, 10/1/17	700,000	743
MassMutual Global Funding II, 3.625%, 7/15/12 (3)	520,000	530
Merrill Lynch, 6.11%, 1/29/37	900,000	824
Merrill Lynch, 6.50%, 7/15/18	1,000,000	1,031
Merrill Lynch, 6.75%, 6/1/28	700,000	692
Merrill Lynch, 7.75%, 5/14/38	425,000	468
MetLife, 6.75%, 6/1/16 (2)	290,000	326
MetLife Global Funding I, 5.125%, 6/10/14 (3)	360,000	381
Morgan Stanley, 5.625%, 1/9/12	1,000,000	1,060
Morgan Stanley, 6.25%, 8/9/26	755,000	776
Morgan Stanley, 6.625%, 4/1/18	1,750,000	1,898
Morgan Stanley, 6.75%, 4/15/11	100,000	106
Motorola, 8.00%, 11/1/11 (2)	350,000	377
National Rural Utilities Cooperative Finance, 3.875%, 9/16/15	280,000	281
National Rural Utilities Cooperative Finance, 5.50%, 7/1/13	725,000	788
Nevada Power, 5.875%, 1/15/15	500,000	541
New England Telephone & Telegraph, 7.875%, 11/15/29	100,000	109

Newmont Mining, 5.875%, 4/1/35	350,000	334
Newmont Mining, 6.25%, 10/1/39	325,000	326
News America, 6.15%, 3/1/37	750,000	742
News America, 6.20%, 12/15/34	500,000	498
News America Holdings, 9.25%, 2/1/13	590,000	686
NiSource Finance, 6.125%, 3/1/22	220,000	225
Norfolk Southern, 7.80%, 5/15/27	19,000	23
Northeast Utilities, 5.65%, 6/1/13	650,000	672
Northern Trust, 4.625%, 5/1/14	235,000	251
Northern Trust, 6.50%, 8/15/18	250,000	276
Nynex, 9.55%, 5/1/10	84,784	87
Occidental Petroleum, 4.125%, 6/1/16	540,000	546
Omnicom Group, 6.25%, 7/15/19	960,000	1,032
Oracle, 3.75%, 7/8/14	750,000	777
Pacific Gas & Electric, 5.40%, 1/15/40	500,000	479
Petro-Canada, 6.80%, 5/15/38	165,000	182
Plains All American Pipeline, 5.75%, 1/15/20	900,000	904
PNC Funding, 6.70%, 6/10/19 (2)	590,000	657
PPL Energy Supply, 6.40%, 11/1/11	940,000	1,013
Praxair, 4.625%, 3/30/15	1,000,000	1,066
Principal Mutual Life Insurance, 8.00%, 3/1/44 (3)	1,050,000	951
Prudential Financial, 5.40%, 6/13/35	1,000,000	856
Prudential Financial, 6.10%, 6/15/17	1,000,000	1,031
PSEG Power, 6.95%, 6/1/12	1,300,000	1,420
Reckson Operating, 6.00%, 3/31/16	500,000	425
Regency Centers, 5.875%, 6/15/17	1,225,000	1,134
Republic Services, 5.50%, 9/15/19 (3)	400,000	406
Reynolds American, 7.25%, 6/1/13	1,000,000	1,095
Rio Tinto Finance, 6.50%, 7/15/18	900,000	984

Rogers Wireless, 6.375%, 3/1/14	2,000,000	2,211
Roper Industries, 6.25%, 9/1/19	300,000	312
SABMiller, 6.50%, 7/15/18 (3)	350,000	384
Sempra Energy, 6.50%, 6/1/16	475,000	515
Simon Property Group, 6.35%, 8/28/12	1,000,000	1,071
SLM Corporation, 8.45%, 6/15/18	950,000	936
Southeast Supply Header, 4.85%, 8/15/14 (3)	250,000	255
Southern Company, 4.15%, 5/15/14	135,000	139
Southwest Airlines, 6.50%, 3/1/12	850,000	888
Sovereign Bancorp, 4.80%, 9/1/10	750,000	768
Spectra Energy Capital, 5.65%, 3/1/20 (2)	165,000	167
Sumitomo Mitsui Banking, 8.00%, 6/15/12	2,100,000	2,347
Suncor Energy, 6.10%, 6/1/18	850,000	914
Sunoco, 4.875%, 10/15/14	1,750,000	1,764
SunTrust Bank, 3.00%, 11/16/11 (2)(4)	2,300,000	2,367
Svenska Handelsbanken, 4.875%, 6/10/14 (3)	625,000	647
Sysco, 5.25%, 2/12/18	200,000	212
Tampa Electric, 6.15%, 5/15/37 (2)	1,000,000	989
Telecom Italia Capital, 5.25%, 11/15/13	1,000,000	1,054
Telecom Italia Capital, 6.175%, 6/18/14	500,000	546
Telefonica Emisiones, 5.855%, 2/4/13	1,000,000	1,084
Teva Pharmaceutical Finance, 5.55%, 2/1/16	500,000	528
Thomson Reuters, 6.20%, 1/5/12	1,400,000	1,512
Thomson Reuters, 6.50%, 7/15/18	400,000	452
TIAA Global Markets, 5.125%, 10/10/12 (3)	400,000	430
Time Warner, 6.875%, 6/15/18	2,180,000	2,405
Time Warner Cable, 6.75%, 6/15/39	1,000,000	1,048
Time Warner Entertainment, 8.375%, 3/15/23	250,000	299
Transatlantic Holdings, 5.75%, 12/14/15	500,000	489

Transocean, 7.50%, 4/15/31	1,425,000	1,654
Travelers, 6.25%, 6/15/37	750,000	788
U.S. Bancorp, 4.20%, 5/15/14	1,200,000	1,252
Union Electric, 6.70%, 2/1/19	750,000	826
Union Pacific, 6.50%, 4/15/12	2,000,000	2,177
United Technologies, 6.125%, 7/15/38	925,000	996
Vale Overseas, 6.25%, 1/23/17	690,000	721
Valero Energy, 6.125%, 6/15/17 (2)	500,000	513
Veolia Environnement, 6.00%, 6/1/18	650,000	688
Verizon Communications, 5.50%, 2/15/18	500,000	520
Verizon Communications, 6.90%, 4/15/38	700,000	776
Verizon Global Funding, 6.875%, 6/15/12	130,000	144
Verizon Global Funding, 7.75%, 12/1/30	925,000	1,093
Verizon Wireless, 5.55%, 2/1/14	625,000	681
Virginia Electric & Power, 4.75%, 3/1/13 (2)	100,000	105
Vodafone, 5.375%, 1/30/15	600,000	645
Vodafone, 5.625%, 2/27/17	1,200,000	1,280
Wachovia Bank, 4.875%, 2/1/15	1,600,000	1,636
Wal-Mart Stores, 5.25%, 9/1/35	250,000	249
Wal-Mart Stores, 6.20%, 4/15/38	325,000	361
Waste Management, 7.375%, 5/15/29	1,000,000	1,103
WEA Finance, REIT, 7.50%, 6/2/14 (3)	450,000	504
Wells Fargo, 5.625%, 12/11/17	2,000,000	2,075
Wells Fargo Bank, 6.45%, 2/1/11 (2)	100,000	105
Western & Southern Financial Group, 5.75%, 7/15/33 (3)	1,500,000	1,109
Westpac Banking, 2.90%, 9/10/14 (3)	1,100,000	1,086
Westpac Banking, 4.20%, 2/27/15 (4)	700,000	711
Willis North America, 6.20%, 3/28/17	500,000	479
Xerox, 5.50%, 5/15/12	250,000	265

Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (3)	399,361	390
Total Asset-Backed Securities (Cost $20,409)		20,644

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.6%

American Tower Trust Series 2007-1A, Class AFX 5.42%, 4/15/37 (3)	1,500,000	1,544
American Tower Trust Series 2007-1A, Class D 5.957%, 4/15/37 (3)	1,300,000	1,312
Banc of America Mortgage Securities Series 2004-I, Class 3A2, ARM 4.87%, 10/25/34	277,435	261
Bear Stearns Commercial Mortgage Securities Series 2006 PW12, Class A4, VR 5.719%, 9/11/38	4,300,000	4,254
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class AAB 5.315%, 2/11/44	2,925,000	2,780
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A1 5.047%, 7/15/44	470,217	471
Citigroup/Deutsche Bank Commercial Mortgage Series 2005 CD1, Class A4, VR 5.224%, 7/15/44	1,825,000	1,819
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48	4,300,000	4,043
Citigroup/Deutsche Bank Commercial Mortgage Series 2007-CD4, Class ASB 5.278%, 12/11/49	3,150,000	2,935
Credit Suisse First Boston Mortgage Securities Series 2005-C2, Class A4 4.832%, 4/15/37	4,600,000	4,466

GMAC Commercial Mortgage Securities Series 2001-C2, Class A2 6.70%, 4/15/34	4,021,345	4,178
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2 4.305%, 8/10/42	3,453,303	3,449
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3 6.26%, 3/15/33	2,058,701	2,101
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, VR 5.481%, 12/12/44	4,400,000	4,128
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A1 5.17%, 5/15/47	3,130,041	3,204
Morgan Stanley Dean Witter Capital Series 2002-TOP7, Class A2 5.98%, 1/15/39	2,800,000	2,870
Total Non-U.S. Government Mortgage-Backed Securities (Cost $45,095)		43,815

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 10.2%

U.S. Government Agency Obligations 8.8% (5)

Federal Home Loan Mortgage		
5.00%, 12/1/35 - 8/1/37	2,455,052	2,524
5.50%, 3/1 - 12/1/18	946,817	1,014
6.00%, 9/1/17 - 8/1/38	1,810,459	1,927
6.50%, 8/1/32	140,175	152
7.00%, 6/1/32	133,905	147
Federal Home Loan Mortgage, ARM		
4.632%, 7/1/35	705,288	730
4.641%, 2/1/35	982,059	1,006
5.148%, 1/1/36	3,792,115	3,957
5.293%, 2/1/37	3,698,910	3,880

5.31%, 2/1/37	1,213,362	1,273
5.985%, 12/1/36	2,636,002	2,786
5.997%, 11/1/36	1,384,871	1,464
6.014%, 10/1/36	1,052,692	1,108
6.111%, 10/1/36	1,131,833	1,199
6.209%, 8/1/36	1,231,661	1,306
Federal Home Loan Mortgage, CMO, 5.50%, 7/15/28	1,609,664	1,685
Federal National Mortgage Assn.		
4.00%, 5/1/19	165,708	170
4.50%, 5/1/19 - 7/1/39	33,226,919	33,705
5.00%, 4/1/18 - 3/1/36	42,892,156	44,423
5.50%, 1/1/17 - 6/1/38	64,283,492	67,641
6.00%, 10/1/13 - 10/1/37	46,129,741	49,232
6.50%, 5/1/14 - 11/1/37	9,655,923	10,362
7.00%, 9/1/25 - 4/1/32	220,119	243
7.50%, 9/1/26	2,697	3
8.00%, 8/1/24 - 7/1/26	15,687	17
Federal National Mortgage Assn., ARM		
4.622%, 7/1/35	617,362	631
5.004%, 1/1/37	827,883	865
5.985%, 9/1/36	812,908	860
U.S. Department of Veteran Affairs, Vendee Mortgage, CMO, VR 9.598%, 3/15/25	63,361	70
		234,380
U.S. Government Obligations 1.4%		
Government National Mortgage Assn.		
4.50%, 5/20 - 10/20/39	16,112,425	16,157
5.00%, 9/20/33 - 9/15/39	5,150,721	5,313
5.50%, 2/20/34 - 10/20/39	4,906,172	5,156

Tennessee Valley Authority, 6.25%, 12/15/17	1,975,000	2,283
		41,419
U.S. Treasury Obligations 6.0%		
U.S. Treasury Bonds, 3.50%, 2/15/39 (2)	3,700,000	3,034
U.S. Treasury Bonds, 4.50%, 5/15/38 (2)	5,300,000	5,195
U.S. Treasury Bonds, 4.75%, 2/15/37 (2)	700,000	716
U.S. Treasury Bonds, 5.25%, 2/15/29 (2)	275,000	298
U.S. Treasury Bonds, 5.375%, 2/15/31 (2)	1,270,000	1,404
U.S. Treasury Bonds, 6.00%, 2/15/26 (2)	200,000	234
U.S. Treasury Bonds, 6.25%, 5/15/30 (2)	625,000	764
U.S. Treasury Bonds, 6.50%, 11/15/26 (2)(14)	10,425,000	12,857
U.S. Treasury Bonds, 7.25%, 8/15/22 (2)	100,000	130
U.S. Treasury Bonds, 8.125%, 8/15/19 (2)	7,250,000	9,761
U.S. Treasury Bonds, 8.75%, 5/15/20 (2)	2,500,000	3,528
U.S. Treasury Notes, 0.875%, 3/31/11 (2)	3,000,000	3,005
U.S. Treasury Notes, 0.875%, 4/30/11 (2)	19,000,000	19,024
U.S. Treasury Notes, 0.875%, 5/31/11 (2)	4,000,000	4,004
U.S. Treasury Notes, 1.375%, 11/15/12 (2)	4,000,000	3,972
U.S. Treasury Notes, 1.50%, 12/31/13 (2)	9,610,000	9,359
U.S. Treasury Notes, 1.75%, 11/15/11 (2)	21,000,000	21,266
U.S. Treasury Notes, 1.875%, 4/30/14 (2)	2,500,000	2,449
U.S. Treasury Notes, 2.00%, 9/30/10 (2)	5,215,000	5,276
U.S. Treasury Notes, 2.00%, 11/30/13 (2)	3,400,000	3,382
U.S. Treasury Notes, 2.125%, 11/30/14 (2)	4,000,000	3,907
U.S. Treasury Notes, 2.375%, 8/31/10 (2)	3,500,000	3,546
U.S. Treasury Notes, 3.125%, 5/15/19 (2)	10,550,000	9,994
U.S. Treasury Notes, 3.50%, 2/15/18 (2) (15)	8,900,000	8,830
U.S. Treasury Notes, 3.875%, 2/15/13 (2)	6,000,000	6,392

U.S. Treasury Notes, 4.00%, 8/15/18 (2)	1,100,000	1,124
U.S. Treasury Notes, 4.25%, 11/15/13 (2)	1,200,000	1,297
U.S. Treasury Notes, 4.25%, 8/15/14 (2)	1,450,000	1,565
U.S. Treasury Notes, 4.25%, 8/15/15 (2)	2,250,000	2,409
U.S. Treasury Notes, 4.50%, 3/31/12 (2)	150,000	161
U.S. Treasury Notes, 4.625%, 10/31/11 (2)	9,100,000	9,690
U.S. Treasury Notes, 4.625%, 2/15/17 (2)	885,000	956
U.S. Treasury Notes, 4.75%, 8/15/17 (2)	150,000	163
		159,692
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $197,797)		201,111

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.7%

Abu Dhabi National Energy, 5.62%, 10/25/12 (3)	1,200,000	1,218
Asian Development Bank, 6.64%, 5/27/14	1,000,000	1,149
European Investment Bank, 3.00%, 4/8/14	1,435,000	1,447
European Investment Bank, 4.125%, 9/15/10	250,000	255
European Investment Bank, 4.625%, 5/15/14	1,000,000	1,075
Export Import Bank of Korea, 5.25%, 2/10/14 (3)	500,000	525
Hydro-Quebec, 7.50%, 4/1/16	1,000,000	1,183
Hydro-Quebec, 8.40%, 1/15/22	200,000	259
Inter-American Development Bank, 3.875%, 9/17/19 (2)	700,000	694
KfW, 4.25%, 6/15/10	1,000,000	1,017
KfW, 4.875%, 6/17/19	1,000,000	1,058
Malaysia, 7.50%, 7/15/11	420,000	455
Mubadala Development, 5.75%, 5/6/14 (3)	310,000	326
Pemex Project Funding Master Trust, 9.125%, 10/13/10	20,000	21
Petrobras International Finance, 5.875%, 3/1/18 (2)	750,000	760

Province of Nova Scotia, 5.125%, 1/26/17	800,000	855
Province of Ontario, 2.625%, 1/20/12 (2)	1,000,000	1,019
Republic of Brazil, 5.875%, 1/15/19	1,000,000	1,065
Republic of Brazil, 6.00%, 1/17/17	300,000	324
Republic of Chile, 5.50%, 1/15/13	115,000	127
Republic of Italy, 4.50%, 1/21/15	330,000	351
Republic of Italy, 5.375%, 6/15/33	330,000	323
Republic of South Africa, 6.50%, 6/2/14	250,000	276
United Mexican States, 7.50%, 1/14/12	1,500,000	1,670
Total Foreign Government Obligations & Municipalities (Cost $16,711)		17,452
MUNICIPAL SECURITIES 1.0%		
Alaska 0.0%		
Alaska HFC, Single Family, 5.35%, 12/1/39	125,000	128
Total Alaska		128
Arizona 0.0%		
Arizona HFA, Banner Health, 6.00%, 1/1/27	250,000	266
Phoenix Civic Improvement Corp., Water 5.00%, 7/1/39	375,000	388
Scottsdale IDA, Healthcare, 5.25%, 9/1/30	70,000	65
Total Arizona		719
California 0.1%		
Bay Area Toll Auth., 5.00%, 4/1/25	100,000	107
California Infrastructure & Economic Dev. Bank, Bay Area Toll Bridges, 5.25%, 7/1/21 (Prerefunded 7/1/13) (6)	250,000	287
Capistrano Unified School Dist., No. 90-2 Talega 5.875%, 9/1/23	100,000	100
Golden State Tobacco Securitizatio, Tobacco Industry 4.50%, 6/1/27	90,000	81

Golden State Tobacco Securitization, Tobacco Settlement 5.50%, 6/1/33 (Prerefunded 6/1/13) (6)	250,000	285
Los Angeles Dept. of Airports, Build America, 6.582%, 5/15/39	550,000	543
San Diego Unified School Dist., Election 98E, 5.25%, 7/1/24 (7)	250,000	280
San Francisco City & County Airports Commission 5.25%, 5/1/25 (8)	250,000	267
Univ. of California, Build America, 5.77%, 5/15/43	750,000	732
		2,682
Colorado 0.0%		
Colorado HFA, Adventist Health/Sunbelt, VR, 5.25%, 11/15/35	125,000	121
Total Colorado		121
Connecticut 0.0%		
Mashantucket Western Pequot Tribe, 5.50%, 9/1/28 (3)	200,000	104
Total Connecticut		104
District of Columbia 0.1%		
District of Columbia, Friendship Public Charter School 5.25%, 6/1/33 (9)	100,000	81
District of Columbia, GO, 6.00%, 6/1/15	1,000,000	1,165
District of Columbia, GO, 6.00%, 6/1/17	500,000	584
Total District of Columbia		1,830
Florida 0.0%		
Florida Municipal Power Agency, 5.00%, 10/1/31	375,000	380
Florida Municipal Power Agency, 6.25%, 10/1/31	100,000	113
Miami Dade County, Florida Aviation, 5.75%, 10/1/26	100,000	110
Total Florida		603
Georgia 0.0%		
Cherokee County Water & Sewer Auth., 5.50%, 8/1/23	50,000	57

Metropolitan Transportation Auth., Dedicated Tax Fund, Build America, 7.336%, 11/15/39	240,000	268
New York City, GO, 5.00%, 4/1/20	120,000	127
New York City Transitional Fin. Auth., 5.75%, 11/15/20 (Prerefunded 5/15/10) (6)	45,000	46
New York City Transitional Fin. Auth., 5.875%, 11/1/16 (Prerefunded 5/1/10) (6)	30,000	31
New York Liberty Dev. Corp., Goldman Sachs, 5.25%, 10/1/35	300,000	298
New York Liberty Dev. Corp., Goldman Sachs, 5.50%, 10/1/37	125,000	129
Tobacco Settlement Fin. Corp., 5.50%, 6/1/20	125,000	133
		3,079
North Carolina 0.0%		
Charlotte Water & Sewer, 5.00%, 7/1/38	250,000	265
Charlotte-Mecklenberg Hosp. Auth., 5.00%, 1/15/45 (Prerefunded 1/15/15) (6)	250,000	290
North Carolina Capital Fac. Fin. Agency, Wake Forest Univ. 5.00%, 1/1/38	250,000	263
North Carolina Eastern Municipal Power Agency, 5.50%, 1/1/26	125,000	132
Total North Carolina		950
Ohio 0.0%		
Columbus Sewerage, 5.00%, 6/1/28	250,000	269
Ohio, Infrastructure Improvement, 5.00%, 3/1/25	100,000	107
Total Ohio		376
Oklahoma 0.0%		
Oklahoma Dev. Fin. Auth., Inverness Village, 8.00%, 2/1/32 (Prerefunded 2/1/12) (6)	100,000	117
Total Oklahoma		117
Pennsylvania 0.1%		
Pennsylvania, 5.00%, 1/1/18 (Prerefunded 1/1/13) (6)	2,500,000	2,790

Pennsylvania Housing Fin. Agency, Single Family 5.45%, 10/1/38	250,000	259
West Shore Area Auth., Holy Spirit Hosp., 6.20%, 1/1/26	250,000	251
Total Pennsylvania		3,300
Puerto Rico 0.0%		
Puerto Rico Commonwealth, 5.25%, 7/1/32 (Prerefunded 7/1/16) (6)	60,000	71
Puerto Rico Housing Fin. Auth., 5.00%, 12/1/20 (Prerefunded 12/1/13) (6)	165,000	188
Total Puerto Rico		259
Tennessee 0.0%		
Clarksville Public Building Auth., VRDN, 0.27%, 7/1/26	500,000	500
Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/24	250,000	243
Total Tennessee		743
Texas 0.1%		
Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, 6.375%, 6/1/29 (Prerefunded 6/1/11) (6)	250,000	273
Houston Water & Sewer, 5.75%, 12/1/16 (Prerefunded 12/1/12) (6)(10)	250,000	284
Lower Colorado River Auth., 5.75%, 5/15/37	125,000	129
Texas, Build America, 5.517%, 4/1/39	1,300,000	1,268
Total Texas		1,954
Utah 0.1%		
Utah, Build America, 4.554%, 7/1/24	1,000,000	979
Utah Transit Auth., Sales Tax, 5.00%, 6/15/28	350,000	377
Utah Transit Auth., Sales Tax, Build America, 5.937%, 6/15/39	900,000	910
Total Utah		2,266

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is on loan at December 31, 2009 -- total value of such securities at period-end amounts to $257,178,000. See Note 4.
(3) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $23,992 and represents 0.9% of net assets.
(4) Security issued under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee program.
(5) Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.
(6) Prerefunded date is used in determining portfolio maturity.
(7) Insured by Financial Security Assurance Inc.
(8) Insured by Assured Guaranty U.S. Holdings
(9) Insured by ACA Financial Guaranty Corp.
(10) Insured by AMBAC Assurance Corp.
(11) Affiliated Companies
(12) SEC 30-day yield
(13) Seven-day yield
(14) All or a portion of this security is pledged to cover margin requirements on futures contracts at December 31, 2009.
(15) All or portion of this security is pledged as collateral for swaps at December 31, 2009.

ADR American Depository Receipts
ARM Adjustable Rate Mortgage
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CDA Community Development Administration/Authority
CHF Swiss Franc
CMO Collateralized Mortgage Obligation
ETC Equipment Trust Certificate
EUR Euro
GBP British Pound
GDR Global Depository Receipts
GDS Global Depository Shares
GO General Obligation
HFA Health Facility Authority
HFC Housing Finance Corp.
HHEFA Health & Higher Educational Facility Authority
HKD Hong Kong Dollar
IDA Industrial Development Authority/Agency

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,464,136)	$ 2,919,095
Interest and dividends receivable	9,144
Receivable for shares sold	6,495
Receivable for investment securities sold	989
Cash	1
Other assets	541
Total assets	2,936,265
Liabilities	
Obligation to return securities lending collateral	264,022
Payable for investment securities purchased	8,762
Payable for shares redeemed	4,670
Investment management fees payable	971
Due to affiliates	396
Unrealized depreciation on swap agreements	193
Variation margin payable on futures contracts	26
Other liabilities	489
Total liabilities	279,529
NET ASSETS	$ 2,656,736
Net Assets Consist of:	
Undistributed net investment income	$ 988
Accumulated undistributed net realized loss	(223,665)
Net unrealized gain	454,574
Paid-in capital applicable to 151,264,465 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	2,424,839
NET ASSETS	$ 2,656,736
NET ASSET VALUE PER SHARE	$ 17.56

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Balanced Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 1939. The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities. Further, fund management believes that no events have occurred between December 31, 2009, the date of this report, and February 25, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $40,000 for the year ended December 31, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncement On January 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2009:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 160,610	$ —	$ —	$ 160,610
Common Stocks	1,381,533	336,811	—	1,718,344
Preferred Stocks	—	3,954	—	3,954
Convertible Preferred Stocks	4,620	3,770	—	8,390
Convertible Bonds	—	4,156	—	4,156
Corporate Bonds	—	178,646	—	178,646
Asset-Backed Securities	—	20,644	—	20,644
Non-U.S. Government Mortgage-Backed Securities	—	43,815	—	43,815
U.S. Government & Agency Mortgage-Backed Securities	—	270,090	—	270,090
U.S. Government Agency Obligations (Excluding Mortgage-Backed)	—	201,111	—	201,111
Foreign Government Obligations & Municipalities	—	17,452	—	17,452
Municipal Securities	—	27,139	—	27,139
Private Investment Companies	—	—	722	722
Securities Lending Collateral	261,519	2,503	—	264,022
Total	$ 1,808,282	$ 1,110,091	$ 722	$ 2,919,095
Liabilities				
Swaps	$ —	$ 193	$ —	$ 193
Futures	26	—	—	26
Total	$ 26	$ 193	$ —	$ 219

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2009. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2009, totaled $13,000 for the year ended December 31, 2009.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2009, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the year ended December 31, 2009, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 0% and 1% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2009, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2009, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of December 31, 2009, the notional amount of protection sold by the fund totaled $2,150,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract. Appreciated swaps are reflected as assets, and depreciated swaps are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of December 31, 2009, securities valued at $427,000 had been posted by the fund for the benefit of counterparties and no collateral was pledged by counterparties for the benefit of the fund.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against defaults. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract. For exchange-traded derivatives such as futures and options, each broker in its sole discretion may change margin requirements applicable to the fund.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On December 31, 2009, the value of loaned securities was $257,178,000; aggregate collateral received included U.S. government securities valued at $1,759,000.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the year ended December 31, 2009, the fund invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by Price Associates that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provides eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which are either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from final termination of the TALF program, currently scheduled for June 30, 2010, with two possible one-year extensions. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of December 31, 2009, the fund had outstanding capital commitments in the amount of $1,172,000 which may be called at the discretion of the private fund’s manager.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $697,169,000 and $795,541,000, respectively, for the year ended December 31, 2009. Purchases and sales of U.S. government securities aggregated $262,039,000 and $166,772,000, respectively, for the year ended December 31, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended December 31, 2009, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2009 and December 31, 2008 were characterized for tax purposes as follows:

At December 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2009, expire: $154,000 in fiscal 2010, $317,000 in fiscal 2015, $68,000 in fiscal 2016, and $132,584,000 in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions realized between November 1 and the fund’s fiscal year end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - ACQUISITION

On August 31, 2009, the fund acquired substantially all of the assets of the T. Rowe Price Tax-Efficient Balanced Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated June 23, 2009, and approved by shareholders of the acquired fund on August 21, 2009. The acquired fund’s assets had grown slowly since its inception, which caused its expenses to remain relatively high. The reorganization provided acquired fund shareholders the opportunity to become shareholders of a larger, more diversified fund with a significantly lower expense ratio, while maintaining a balanced approach to investing. The acquisition was accomplished by a tax-free exchange of 1,866,789 shares of the fund (with a value of $30,989,000) for all 2,445,504 shares of the acquired fund outstanding on August 28, 2009, with the same value. The net assets of the acquired fund at that date included $3,228,000 of unrealized appreciation and $539,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Assets of the acquired fund, including securities of $23,704,000, cash of $96,000, and receivables and other assets of $7,250,000, were combined with those of the fund, resulting in aggregate net assets of $2,473,005,000 immediately after the acquisition.

Proforma results of operations of the combined entity for the entire year ended December 31, 2009, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the fund’s accompanying Statement of Operations since August 31, 2009.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2009, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2009, expenses incurred pursuant to these service agreements were $161,000 for Price Associates; $724,000 for T. Rowe Price Services, Inc.; and $3,097,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended December 31, 2009, are as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Balanced Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Balanced Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent and recordkeeper, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 25, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $29,639,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $18,740,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate develop-
ers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1991

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[124]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[69]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Balanced Fund	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wendy R. Diffenbaugh (1954)	Vice President, T. Rowe Price
Vice President

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Paul A. Karpers, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price Investment
Services, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Balanced Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 25, 2010